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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Panera Bread Company on Form 10-K for the fiscal year ended December 26, 2006 (the "Annual Report"), as filed with the Securities and Exchange Commission, we, Ronald M. Shaich, Chairman and Chief Executive Officer, and Jeffrey W. Kip, Chief Financial Officer, certify, to the best of our knowledge and belief, pursuant to Rule 13a-14(b) and 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of Panera Bread Company.


Date: February 23, 2007                 /s/ RONALD M. SHAICH
                                        ----------------------------------------
                                        Ronald M. Shaich
                                        Chairman and Chief Executive Officer


Date: February 23, 2007                 /s/ JEFFREY W. KIP
                                        ----------------------------------------
                                        Jeffrey W. Kip
                                        Senior Vice President,
                                        Chief Financial Officer


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